UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 17, 2021

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

RENAVOTIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(888) 928-1312

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Renavotio, Inc. is referred to herein as “Renavotio”, “we”, “our”, or “us”.

Item 1.01 Entry Into a Material Definitive Agreement

On the dates indicated below, we entered into the following agreements with Tysado Partners, LLC (“Tysado”)

Tysadco - Cancellation of Series B Shares in Exchange for Series D Shares August 8, 2021

On December 17, 2021, pursuant to a Share Cancellation Notice to our transfer agent, Tysadco cancelled their ownership of 881,520 Series B Preferred Shares (“Series B Cancellation”) and pursuant to a December 17, 2021 Securities Purchase Agreement and simultaneous with the Series B Cancellation Tysado exchanged such cancellation in exchange for 88,152 of Series D Convertible Preferred Shares.

Jefferson Capital Street Capital, LLC  – Forbearance Agreements

On December 15, 2021, we entered into a forbearance agreement with Jefferson Street Capital, LLC (“Jefferson Street”) providing that Jefferson Street shall forbear from exercising its rights and remedies against us with respect to a possible  Default upon a Convertible Note agreement with Jefferson Street pursuant to the following terms: (a) we will  pay Jefferson Street $30,250 by December 15, 2021 and $30,250 by December 24, 2021; (b) all remaining payments shall be made in accordance with the Transaction Documents with Jefferson Street; and (c) we will  become current in its filings with our SEC Filings by March 31, 2022 such that our  common stock is  Rule 144 eligible.

Tysadco – Purchase of 5,000 Series D Preferred Shares

On December 14, 2021, pursuant to a December 14, 2021 Securities Purchase Agreement and our notice to Tysadco requiring Tysadco purchase 5,000 Series D Preferred Shares at $10 per share, Tysadco paid us the purchase price of $50,000.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	12/17/21 Securities Purchase Agreement (Series B Cancellation; Purchase of 88,152 Series D Preferred)*
10.2	12/14/21 Securities Purchase Agreement (Purchase of 5,000 Series D Preferred Shares*
10.3	12/15/21 Forbearance Agreement with Jefferson Street Capital*
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

*Filed herein

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2021	By:	/s/ William Robinson
William Robinson
Chief Executive Officer

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